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                                                                   Exhibit 10.60
                                   ASSIGNMENT


        ARV ASSISTED LIVING, INC., a Delaware corporation, as successor by merger to ARV Management, Inc., a California corporation, of 245 Fischer Avenue, D-1, Costa Mesa, California 92626 ("Assignor"), hereby assigns to EENHOORN GP-LANSING, LLC, a Michigan limited liability company, of 2620 Horizon Drive, S.E., Suite C, Grand Rapids, Michigan 49546 all of its interest in a receivable obligation for Management Fees, owed by LANSING HOUSING PARTNERS LIMITED DIVIDEND HOUSING LIMITED PARTNERSHIP, a California limited partnership, in the principal amount of One Hundred Forty Thousand Nine Hundred Fourteen and 52100 Dollars ($140, 914.52), together with any additional Management Fees accrued from December 1, 2000 through the date of this Assignment.

Dated January 16, 2001.

                                                   ASSIGNOR:

                                                   ARV Assisted Living, Inc.



                                                   By:
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                                                       Its:
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